Exhibit 10.2

FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 30, 2008, is among COMSTOCK RESOURCES, INC. (the “Borrower”), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a “Lender”), and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.           The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of December 15, 2006 (as amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”).

B.           The Borrower has requested that the Administrative Agent and the Lenders increase the Borrowing Base in respect of the Spring 2008 redetermination, as set forth herein.

C.           The Borrower has requested that the Credit Agreement be amended and modified to allow JPMorgan Chase Bank, N.A. (“JPMorgan”) and SunTrust Bank (“SunTrust”; and together with JPMorgan, collectively, the “New Lenders”) to become “Lenders” party to the Credit Agreement, as set forth herein.

D.           The Borrower intends to sell, assign, transfer and convey through one or more Dispositions (collectively, the “Permitted Dispositions”) those certain Oil and Gas Properties of the Borrower or another Loan Party comprising certain midcontinent and Rocky Mountain oil and gas properties (the “Mid-Con and Rockies Properties”); certain east Texas oil and gas properties (the “East Texas Properties”); and certain south Texas oil and gas properties (the “South Texas Properties”), all as more particularly described on Exhibit A, attached hereto and incorporated herein.

E.           Subject to the terms and conditions of this Amendment, the Lenders party to the Credit Agreement immediately prior to the effectiveness of this Amendment, the New Lenders, the Administrative Agent and the Issuing Bank have agreed to enter into this Amendment in order to effectuate such amendments and modifications, increase the Borrowing Base and permit the Permitted Dispositions, all as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.   Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.   Amendment of Credit Agreement.

                (a) The Credit Agreement is hereby amended by deleting the existing Schedule 2.1 to the Credit Agreement and inserting in its place the text contained in Attachment 1 attached to this Amendment as the new Schedule 2.1 to the Credit Agreement.

                (b) The Credit Agreement is hereby amended by inserting at the end of the existing Schedule 10.2 to the Credit Agreement the text contained in Attachment 2 attached to this Amendment.

Section 3.   JPMorgan and SunTrust as Lenders.

                (a) Upon the effectiveness of this Amendment and by its execution and delivery hereof, each of JPMorgan and SunTrust shall be deemed automatically to have become a party to the Credit Agreement, shall have all the rights and obligations, severally and not jointly, of a “Lender” under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, severally and not jointly, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto.

                (b) Each of JPMorgan and SunTrust, severally and not jointly, (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.5 thereof and most recently delivered pursuant to Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it has independently and without reliance upon the Assignor or the Administrative Agent and based on such information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and the Credit Agreement (and that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement); (iii) represents and warrants that (1) its name set forth herein is its legal name, (2) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Amendment, the Credit Agreement and the Loan Documents, (3) no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith, and (4) this Amendment constitutes its legal, valid and binding obligation; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) appoints and authorizes the Issuing Bank to take such action as letter of credit issuing bank on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Issuing Bank by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) represents and warrants that under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to such New Lender hereunder or under any Loan Document, and no tax forms described in Section 3.8 of the Credit Agreement are required to be delivered by such New Lender (or if required, such tax forms have been delivered to the Administrative Agent as required under Section 3.8 of the Credit Agreement).

                (c) Each of JPMorgan and SunTrust hereby advises each other party hereto that its respective address for notices and its respective Lending Office shall be as set forth below its name on Schedule 10.2 to the Credit Agreement (as amended hereby).

Section 4.   Redetermination of Borrowing Base.

                (a) Upon the satisfaction of the conditions set forth in Section 11 below, the Borrowing Base shall be, and hereby is, increased by $50,000,000 to $625,000,000 (the “Borrowing Base Increase”), which Borrowing Base shall remain in effect until the Borrowing Base shall be (i) reduced from time to time in accordance with clause (b) of this Section 4, (ii) otherwise redetermined or adjusted in accordance with Section 2.8 of the Credit Agreement, or (iii) otherwise agreed in accordance with the Credit Agreement.

                (b) Concurrently with the consummation of:

    (i) the Disposition of the Mid-Con and Rockies Properties, the Borrowing Base then in effect shall automatically be reduced by $15,000,000, provided that to the extent that the Borrower or any of its Subsidiaries Disposes of less than all of the Mid-Con and Rockies Properties (whether through one or more Dispositions), the Borrowing Base then in effect shall automatically be reduced concurrently with the consummation of each such Disposition by an amount equal to the proportion of $15,000,000 that those Mid-Con and Rockies Properties sold, assigned, transferred or conveyed bears to the aggregate value all Mid-Con and Rockies Properties (determined, in each case, by reference to the most recently delivered Engineering Report), as such amount may be rounded upwards (e.g., the resulting Borrowing Base shall be rounded downwards) to the nearest integral of $1,000,000 (or to such other amount as may be mutually agreed between the Administrative Agent and the Borrower); provided, however, that the aggregate amount of reductions attributable to Dispositions of Mid-Con and Rockies Properties shall not exceed $15,000,000;

(ii) the Disposition of the East Texas Properties, the Borrowing Base then in effect shall automatically be reduced by $20,000,000, provided that to the extent that the Borrower or any of its Subsidiaries Disposes of less than all of the East Texas Properties (whether through one or more Dispositions), the Borrowing Base then in effect shall automatically be reduced concurrently with the consummation of each such Disposition by an amount equal to the proportion of $20,000,000 that those East Texas Properties sold, assigned, transferred or conveyed bears to the aggregate value all East Texas Properties (determined, in each case, by reference to the most recently delivered Engineering Report), as such amount may be rounded upwards (e.g., the resulting Borrowing Base shall be rounded downwards) to the nearest integral of $1,000,000 (or to such other amount as may be mutually agreed between the Administrative Agent and the Borrower); provided, however, that the aggregate amount of reductions attributable to Dispositions of East Texas Properties shall not exceed $20,000,000;

(iii) the Disposition of the South Texas Properties, the Borrowing Base then in effect shall automatically be reduced by $15,000,000, provided that to the extent that the Borrower or any of its Subsidiaries Disposes of less than all of the South Texas Properties (whether through one or more Dispositions), the Borrowing Base then in effect shall automatically be reduced concurrently with the consummation of each such Disposition by an amount equal to the proportion of $15,000,000 that those South Texas Properties sold, assigned, transferred or conveyed bears to the aggregate value all South Texas Properties (determined, in each case, by reference to the most recently delivered Engineering Report), as such amount may be rounded upwards (e.g., the resulting Borrowing Base shall be rounded downwards) to the nearest integral of $1,000,000 (or to such other amount as may be mutually agreed between the Administrative Agent and the Borrower); provided, however, that the aggregate amount of reductions attributable to Dispositions of South Texas Properties shall not exceed $15,000,000;

and further provided that, for the avoidance of doubt, it is expressly acknowledged and agreed that each of the foregoing reductions in the Borrowing Base shall be cumulative and that the order of the consummation of each, if any, is irrelevant to the application of this clause (b).

                (c) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that none of the redeterminations of the Borrowing Base pursuant to this Section 4 shall constitute an unscheduled redetermination of the Borrowing Base for purposes of Section 2.8 of the Credit Agreement.

Section 5.   Waiver of Section 7.5 of Credit Agreement.  The provisions of Section 7.5 of the Credit Agreement (which prohibit the Borrower from, or permitting any of its Restricted Subsidiaries from, Disposing of Oil and Gas Properties (among other things) subject to certain permitted exceptions more particularly set forth therein) is hereby waived insofar as, and only insofar as, the Borrower shall be permitted to, or to permit any of its Restricted Subsidiaries to, consummate the applicable Permitted Disposition.  For the avoidance of doubt, it is acknowledged and agreed that the reductions in the amount of the Borrowing Base in effect immediately prior to the consummation of any applicable Permitted Disposition set forth in Section 4 above shall be in lieu of any reduction that would otherwise be required, if any, pursuant to Section 7.5(e) of the Credit Agreement.

Section 6.   Expiration of Waiver and Automatic Borrowing Base Reductions.  The forgoing waiver of Section 7.5 of the Credit Agreement (set forth in Section 5 of this Amendment) and the automatic reductions to the Borrowing Base as a result of any Permitted Disposition (set forth in Section 4(b) of this Amendment) shall expire and terminate concurrently with the date on which the next regularly scheduled redetermination of the Borrowing Base becomes effective in the Fall 2008, provided that such expiration and termination shall not in any way invalidate any Permitted Disposition consummated prior to such date.

Section 7.   Consent to Release of Liens.  By executing this Amendment, each Lender (including each New Lender) hereby consents to the execution by the Administrative Agent and delivery to the Borrower or to its designee from time to time concurrently with the consummation of the applicable Permitted Disposition of one or more releases of Liens held by the Administrative Agent for the benefit of the Lenders (including the New Lenders) with respect to all Oil and Gas Properties (and associated personal property) sold, assigned, transferred or conveyed.

Section 8.   Covenant to Give Notice of Permitted Disposition; Repay Borrowing Base Deficiency.  The Borrower covenants and agrees that it shall:

                (a) Concurrently with the consummation of any Permitted Disposition, give notice in reasonable detail to the Administrative Agent of such Permitted Disposition; and

                (b) Notwithstanding the provisions of Section 2.4.2(ii)(A) of the Credit Agreement, pay or cause to be paid the amount of any Borrowing Base Deficiency (if any) that results from the automatic application of the provisions of Section 4(b) of this Amendment upon the consummation of any Permitted Disposition within one (1) Business Day of such Permitted Disposition in an amount equal to 100% of such Borrowing Base Deficiency.

Section 9.   Fees.  Promptly following the Increase Date, the Borrower shall pay to the Administrative Agent for the account of each New Lender a fee equal to 0.20% of each New Lender’s Percentage Share of $625,000,000 after giving effect to this Amendment.

      Section 10.       Ratification.  The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.

Section 11.    Effectiveness.  This Amendment shall become effective on the first date on which all of the conditions set forth in this Section 11 are satisfied:

          (a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and each of the Lenders (including each of the New Lenders);

          (b) The Borrower shall have delivered to the Administrative Agent on behalf of each Lender (including each New Lender) a promissory note dated the Closing Date and payable to each such Lender in a maximum principal amount equal to such Lender’s Percentage Share (as shown on Attachment 1 hereto) of $625,000,000 after giving effect to this Amendment;

          (c) The Borrower shall have delivered to the Administrative Agent such certified resolutions or other action and other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require to verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;

          (d) The Borrower shall have delivered to the Administrative Agent an opinion of counsel to each Loan Party in form and substance reasonably satisfactory to the Administrative Agent covering the transactions contemplated by this Amendment;

          (e) The Administrative Agent shall have received a Form U-1 or an amendment to any previously delivered Form U-1, together with all annexes or schedules thereto and any other documents or information related thereto as may be requested by the Administrative Agent or any Lender, for each Lender duly completed and executed by the Borrower in form and substance acceptable to each Lender (as evidenced by each Lender having executed and returned a copy of its respective Form U-1) demonstrating compliance with Regulation U issued by the Board after giving effect to the Borrowing Base Increase; and

          (f) The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 12.    Renewal and Continuation of Existing Loans.  Upon the effectiveness of this Amendment:

                (a) All of the Obligations outstanding under the Credit Agreement as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all Loans outstanding under the Credit Agreement as of the date of such effectiveness shall hereby become Loans outstanding under the Credit Agreement (as amended hereby).

                (b) In connection herewith, the Lenders party to the Credit Agreement immediately prior to the effectiveness of this Amendment (each, an “Existing Lender”) hereby sell, assign, transfer and convey, and each of JPMorgan and SunTrust hereby purchases and accepts, so much of the Aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Credit Agreement such that the Percentage Share of each Lender (including the Existing Lenders and each of JPMorgan and SunTrust) shall be as set forth on Schedule 2.1 to the Credit Agreement (as amended hereby).  The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by the Administrative Agent, the Issuing Bank or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

Section 13.    Representations of Existing Lenders.  Each Existing Lender represents and warrants to the Administrative Agent, each other Existing Lender and each New Lender that (1) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Amendment and to fulfill its obligations under, and to consummate the transactions contemplated by, this Amendment, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith; and (2) this Amendment constitutes the legal, valid and binding obligation of such Existing Lender.  None of the Administrative Agent, the Issuing Bank or any Existing Lender makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any of its Affiliates or the performance by the Borrower or any of its Affiliates of their respective obligations under the Loan Documents, and none of the Administrative Agent, the Issuing Bank or any Existing Lender assumes any responsibility with respect to any statements, warranties or representations made under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.

Section 14.    Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 15.    Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Amendment”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 16.    Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to Second Amended and Restated Credit Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By:  /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title:Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and a Lender

By:  /s/ JOSEPH A. BLISS
Name: Joseph A. Bliss
Title: Managing Director

BMO CAPITAL MARKETS
FINANCING, INC., as Lender

By:  /s/ MARY LOU ALLEN
Name: Mary Lou Allen
Title: Vice President

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BANK OF AMERICA, N.A., as a Lender

By:  /s/ STEPHEN J. HOFFMAN
Name: Stephen J. Hoffman
Title: Managing Director

COMERICA BANK, as a Lender

By:  /s/ PETER L. SEFZIK
Name: Peter L. Sefzik
Title: Vice President

FORTIS CAPITAL CORP., as a Lender

By:  /s/ DAVID MONTGOMERY
Name: David Montgomery
Title: Director

By:  /s/ ILENE FOWLER
Name: Ilene Fowler
Title: Director

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:  /s/ SEAN MURPHY
Name: Sean Murphy
Title: Sr. Vice President

BANK OF SCOTLAND, as a Lender

By:  /s/ KAREN WELCH
Name: Karen Welch
Title: Vice President

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CALYON NEW YORK BRANCH, as a Lender

By:  /s/ MICHAEL WILLIS
Name: Michael Willis
Title: Director

By:  /s/ TOM BYARGEON
Name:  Tom Byargeon
Title: Managing Director

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:  /s/ LUCY WALKER
Name: Lucy Walker
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:  /s/ DAVID MILLS
Name: David Mills
Title: Director

REGIONS BANK, successor by merger to AmSouth Bank, as a Lender

By:  /s/ WILLIAM A. PHILIPP
Name: William A. Philipp
Title: Vice President

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COMPASS BANK, as a Lender

By:  /s/ DOROTHY MARCHAND
Name: Dorothy Marchand
Title: Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:  /s/ NANCY M. MAK
Name: Nancy M. Mak
Title:Assistant Vice President

NATIXIS, as a Lender

By:  /s/ DONOVAN C. BROUSSARD
Name:Donovan C. Broussard
Title: Managing Director

By:  /s/ LIANA TCHERNYSHEVA
Name: Liana Tchernysheva
Title: Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:  /s/ DARIA M. MAHONEY
Name: Daria M. Mahoney
Title: Vice President

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:  /s/ THOMAS RAJAN
Name: Thomas Rajan
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:  /s/ ELIZABETH PAVLAS
Name: Elizabeth Pavlas
Title: Vice President

SUNTRUST BANK,
as a Lender

By:  /s/ YANN PIRIO
Name: Yann Pirio
Title: Director

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ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain First Amendment to Second Amended and Restated Credit Agreement dated as of April 30, 2008 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of its respective Guaranty guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS HOLDINGS, INC.
COMSTOCK OIL & GAS - LOUISIANA, LLC
COMSTOCK OFFSHORE, LLC
COMSTOCK OIL & GAS GP, LLC,
      By Comstock Resources, Inc., its sole member
COMSTOCK OIL & GAS, LP,

      By Comstock Oil & Gas GP, LLC,
      its general partner,

      By Comstock Resources, Inc., its sole member

By:  /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title:Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC

By:  /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Manager

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